



3D Systems

www.3dsystems.com

NASDAQ:TDSC

Bits From Bytes Acquisition





Create with Confidence

Participants

Stacey Witten	• Investor Relations Coordinator
Abe Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer

Welcome Webcast Viewers

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- **1-888-626-7452 in the United States**
- **1-201-604-5102 from outside the United States**

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Forward Looking Statements

Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.

In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business.

Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company.

The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Bits From Bytes Acquisition Highlights

Today we acquired Bits From Bytes, a leading U.K. maker of affordable 3D printers and kits

This acquisition represents a major step towards democratizing access to 3D printers - a stated 3D Systems strategic direction and ongoing commitment

Bits From Bytes is a profitable, well run, entrepreneurial startup with a great team and seriously committed marketplace following

We expect this acquisition to be accretive to 3D Systems; we plan to keep the team intact and continue to operate it under the capable leadership of Ian Adkins from its current Bristol location

About Bits From Bytes



3D printers and kits print real plastic parts from a variety of materials in multiple colors for educational, hobbyist and professional applications

Open-source Plastic Jet Printing (PJP) kits and printers range in price from $1,300-$3,900 and are based on the RepRap project that originated at the University of Bath

Print materials include ABS, PLA, Polypropylene and Polyethylene in multiple colors

In its first full year of commercial activity, Bits From Bytes kits and printers accounted for 17% of all 3D printer sales worldwide, ranking second in total shipment (Source: *2010 Wohlers report)*

Democratized Access

Free firmware - upgrades as they are developed

Open and interactive designs – allowing all to see the process rather than locking it away in a sealed environment

Upgradeable – planned program of new and exciting tool heads and additional print heads



Affordable – low capital outlay; material priced to allow cost-effective printing; no maintenance contracts

Desktop compatible – compact designs without sacrificing the print area

Accelerated Adoption



Proven, simple desktop technology that delivers exceptional value





Printers and kits that are affordable to own and operate

Affordability And Utility

Affordable To Own

Simple To Operate

- **RapMan Kit**
  - Priced from $1,300
  - Upgrade options
  - Affordable materials



- **BFB3000 Printer**
  - Priced from $3,900
  - Plug and play
  - Up to 3 print heads
  - Affordable materials



Plastic Jet Printing-PJP

Jetting real plastic materials through proprietary extrusion print head

Multiple colors



Multiple print heads

Multiple materials

PJP Key User Benefits

Clean, compact and quiet; perfect for the office, home, or classroom	• Clear, clean open design • Officeable
Easy to use and maintain; no need for maintenance contracts	• Easy material changeovers • Plug and play installation
Built in features enable simple and cost effective upgrades	• Configured for up to three print heads • Free firmware upgrades
Designed and engineered to be simple, accurate, and robust	• Compact precision print head • Increased speed and accuracy

Link To 3D Systems Strategy


Accelerate 3D printer penetration through new products and channel expansion
Democratize access through affordable ownership
Accelerate adoption through utility and performance
Expand channel through portfolio attractiveness

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Combined Synergies



- Proven simple technology with significant marketplace acceptance and following
- Complementary capabilities and price points
- Engineered for performance and cost

- Printing technology and know-how to unleash growth
- Marketplace credibility and presence
- Financial strength and flexibility

Time to Market

Create with Confidence

Expanded Desktop Printer Category



Addressable Opportunities

DIY-Makers



Educators



Creators



Bottom Line

- First mover advantage in key verticals
- Print engine technology flexibility
- Growing global presence and installed base
- Recurring revenue continuity
- Measurable customer and stockholder value

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions.

Please direct all questions through the teleconference portion of this call.

To ask questions:

- Phone: 1-888-626-7452
- International: 1-201-604-5102

Thank You